UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934.

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Preliminary Proxy Statement

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Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

International Absorbents Inc.
1569 Dempsey Road
North Vancouver, British Columbia, Canada V7K 1S8
(Exact name of Registrant as specified in its charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

British Columbia, Canada
(Jurisdiction of Incorporation or Organization)

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NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
RECORD DATE AND OUTSTANDING SHARES
APPOINTMENT AND REVOCATION OF PROXIES
QUORUM; ABSTENTIONS; BROKER NON-VOTES
VOTING OF PROXIES
ANNUAL REPORT
CONSOLIDATION
PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF MANAGEMENT
DIRECTORS AND EXECUTIVE OFFICERS
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
THE AUDIT COMMITTEE REPORT
FINANCIAL STATEMENTS
AUDITORS
STOCK OPTION GRANTS
STOCK OPTION PLANS
SPECIAL BUSINESS
OTHER MATTERS
FORWARD-LOOKING STATEMENTS
PROPOSALS OF SHAREHOLDERS
BOARD APPROVAL
SCHEDULE “A”
Description of the 2003 Stock Option Plan for U.S. Participants
Certain U.S. Federal Income Tax Information
Certain Canadian Federal Income Tax Information
SCHEDULE “B”
Certain Canadian Federal Income Tax Information
Certain U.S. Federal Income Tax Information
SUPPLEMENTAL MAILING LIST RETURN CARD
Form of Proxy
INSTRUCTIONS FOR COMPLETION OF PROXY

International Absorbents Inc.

“Products and Technology for the Good of the Environment"

May 24, 2002

Dear Shareholder:

I am pleased to invite you to the Annual and Special Meeting of Shareholders (the “Meeting”) of INTERNATIONAL ABSORBENTS INC. (“IABI”) on Thursday, June 27, 2002, at 10:00 AM, Pacific Savings Time, at the Xchange Conference Centre, 2nd Floor, 888 Dunsmuir Street, Vancouver, British Columbia, Canada.

Important information concerning the matters to be acted upon at the Meeting is contained in the accompanying Notice of Annual and Special Meeting of Shareholders and the Proxy Statement. After careful consideration, our Board of Directors has unanimously approved the proposals described in the Proxy Statement and recommends that you vote FOR each proposal.

The Board of Directors has fixed the close of business as of May 9, 2002 as the record date for determining those shareholders who are entitled to notice of and to vote at the meeting and any adjournment thereof.

Your vote is important. Registered shareholders can vote their shares over the Internet, by using a toll-free telephone number, faxing or by mailing back a traditional proxy card. Voting over the Internet, by telephone, by fax or written proxy will ensure your representation at the Meeting if you do not attend in person. Instructions for using these convenient services are provided on the back of the Form of Proxy and the information card enclosed. Mailing your completed proxy card or using the Internet, fax or telephone voting procedures will not prevent you from voting in person at the Meeting if you wish to do so.

Our Board of Directors and members of management look forward to meeting personally those shareholders who attend the Meeting.

A copy of our Annual Report to Shareholders for the fiscal year 2002 is included in this mailing to all shareholders entitled to notice of and to vote at the Meeting.

Sincerely,

/s/ Gordon Ellis

Gordon L. Ellis
Chairman and Chief Executive Officer

Corporate Office: 1569 Dempsey Rd. N. Vancouver, BC V7K 1S8	Sales/Manufacturing: 1051 Hilton Avenue Bellingham, WA 98225

Tel: (604) 681-6181 Fax: (604) 904-4105	Tel: (360) 734-7415 Fax: (360) 671-1588

www.absorbent.com

INTERNATIONAL ABSORBENTS INC.
1569 Dempsey Road,
North Vancouver, British Columbia
Canada V7K 1S8

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

To be Held Thursday June 27, 2002

NOTICE IS HEREBY GIVEN that the Annual and Special Meeting (the “Meeting”) of the shareholders of International Absorbents Inc. (the “Company”), a corporation incorporated under the laws of British Columbia, Canada, will be held at the Xchange Conference Centre, 2nd Floor, 888 Dunsmuir Street, Vancouver, British Columbia, Canada on Thursday, June 27, 2002 at 10:00 a.m. (Pacific time) for the following purposes:

1.	To elect the following persons as Class I Directors of the Company to serve for a term of two years and until their successors are duly elected:

Gordon L. Ellis Douglas E. Ellis Shawn M. Dooley

2.	To appoint Moss Adams, Chartered Accountants, as the Company’s independent public auditors for the fiscal year ending January 31, 2003.

3.	To approve the granting of stock options to directors and officers of the Company.

4.	To approve the 2003 Stock Option Plan for U.S. Participants and authorize the reservation of 600,000 Common Shares for issuance under the plan.

5.	To approve the 2003 Equity Stock Option Plan and authorize the reservation of 500,000 Common Shares for issuance under the plan.

6.	To approve a special resolution that the Company amalgamate with Total Absorb Inc., and the amalgamated company be called International Absorbents Inc.

The Board of Directors has fixed the close of business on May 9, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

Whether or not you expect to attend the Meeting in person, shareholders are urged to complete, sign, date and return the enclosed Form of Proxy in the enclosed envelope. A proxy will not be valid unless it is received at the office of the Transfer Agent, Pacific Corporate Trust Company, 10th Floor, 625 Howe Street, Vancouver, British Columbia, Canada V6C 3B6, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting. A form of Proxy received at the offices of the Transfer Agent or Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman. Your form of Proxy will be returned to you if you are present at the Meeting and should request its return.

Dated at Vancouver, British Columbia, the 24th day of May, 2002.	BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gordon Ellis Gordon L. Ellis, Chairman

INTERNATIONAL ABSORBENTS INC.
1569 Dempsey Road,
North Vancouver, British Columbia
Canada V7K 1S8
www.absorbent.com

PROXY STATEMENT

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
To Be Held June 27, 2002

SOLICITATION OF PROXIES

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS (THE “BOARD OF DIRECTORS” OR “BOARD”) OF INTERNATIONAL ABSORBENTS INC. (THE “COMPANY”), A CORPORATION INCORPORATED UNDER THE LAWS OF BRITISH COLUMBIA, CANADA, FOR USE AT THE ANNUAL AND SPECIAL MEETING (THE “MEETING”) OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON JUNE 27, 2002 AT 10:00 a.m. (local time), AT THE XCHANGE CONFERENCE CENTRE, 888 DUNSMUIR STREET, 2nd FLOOR, VANCOUVER, BRITISH COLUMBIA, CANADA FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS.

This Proxy Statement and the accompanying Form of Proxy are being mailed on or about May 24, 2002, to all shareholders entitled to vote at the meeting. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally or by mail, telephone, facsimile by directors, officers or regular employees for no additional compensation, however, out-of-pocket expenses will be reimbursed. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the shares registered in their names, to forward solicitation materials to the beneficial owners of such shares. The Company will reimburse brokerage firms and other persons representing beneficial owners of the common shares for their reasonable expenses in forwarding solicitation material to such beneficial owners. THE COSTS OF THIS SOLICITATION WILL BE BORNE BY THE COMPANY.

Advance notice of the Meeting was published in Vancouver, British Columbia on May 7, 2002.

RECORD DATE AND OUTSTANDING SHARES

Only shareholders of record at the close of business on May 9, 2002 (the “Record Date”) are entitled to notice of and to vote at the Meeting. The only outstanding voting securities of the Company are common shares without par value (the “Common Shares”).

As of the Record Date, 5,662,144 Common Shares were issued and outstanding and held of record by approximately 3,248 shareholders. The closing price of the Company’s Common Shares on the OTC Bulletin Board on the Record Date was (US) $2.50 under the symbol “IABI”.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the accompanying Form of Proxy are executive officers of the Company planning to be in attendance at the Meeting and nominated by the Board of Directors. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM OR HER AT THE MEETING AS PROXYHOLDER MAY DO SO, EITHER BY:

(a)	STRIKING OUT THE PRINTED NAMES AND INSERTING THE DESIRED PERSON’S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY; OR

(b)	BY COMPLETING ANOTHER PROPER FORM OF PROXY.

The completed Form of Proxy must be received at the office of the transfer agent, Pacific Corporate Trust Company (the “Transfer Agent”), located at 625 Howe Street, 10th Floor, Vancouver, British Columbia, Canada V6C 3B8, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or before the time that the Meeting is to be reconvened following any adjournment thereof. A Form of Proxy received at the offices of the Transfer Agent or the Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman.

A shareholder’s Form of Proxy will be returned if the shareholder is present at the Meeting and should request its return. A shareholder who has given a Form of Proxy may also revoke it by an instrument in writing delivered to the office of the Transfer Agent or to the registered office of the Company, Suite 700 - 595 Howe Street, Vancouver, British Columbia, Canada V6C 2T5, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner provided by law. If the shareholder is a corporation, any such instrument of revocation must be executed under the corporate seal or by a duly authorized officer or attorney of the corporation.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Meeting, the Company’s transfer agent will determine the presence of a quorum and tabulate the results of the votes by shareholders. A quorum exists when one member and one proxy holder are personally present at the meeting and holding or representing not less than one-twentieth of the total number of issued and outstanding Common Shares that are entitled to vote at the Meeting. A quorum is necessary for the transaction of business at the Meeting. A nominee for election to a position on the Board of Directors will be elected as a director if the votes cast for the nominee exceed the votes cast against the nominee and exceed the votes cast for any other nominee for that position. Abstentions and “broker non-votes” (shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. For the election of directors, abstentions and broker non-votes will have the effect of neither a vote for nor a vote against the nominee. If a quorum is present, approval of the special resolution of the amalgamation of the Company with its wholly-owned subsidiary, Total Absorb, Inc., requires the affirmative vote of three-quarters of the Common Shares of the shareholders present or represented and entitled to vote at the Meeting. Approval of all other matters that properly come before the meeting, including the proposals to approve the Company’s appointment of an auditor, approve certain stock option grants to insiders, approve the 2003 Stock Option Plan for U.S. Participants and the 2003 Equity Stock Option Plan require the affirmative vote of a majority of the Common Shares of shareholders present or represented and entitled to vote at the Meeting. As in the election of directors, abstentions and broker non-votes will have the effect of neither a vote for nor against such actions.

VOTING OF PROXIES

If the Form of Proxy is properly completed and returned to the Transfer Agent, the shares represented by the Form of Proxy will be voted at the Meeting. Where a shareholder indicates a choice with respect to any matter to be acted upon at the Meeting, the shares will be voted in accordance with the specification so made. IF A CHOICE IS NOT SO SPECIFIED, IT IS INTENDED THAT THE PERSON DESIGNATED BY THE BOARD OF DIRECTORS IN THE ACCOMPANYING FORM OF PROXY WILL VOTE THE SHARES REPRESENTED BY THE FORM OF PROXY IN FAVOUR OF EACH MATTER IDENTIFIED ON THE FORM OF PROXY AND, THEREFORE, “FOR” THE NOMINEES OF THE COMPANY FOR DIRECTORS AND AUDITOR, “FOR” THE APPROVAL OF GRANTS OF STOCK OPTIONS TO INSIDERS OF THE COMPANY, “FOR” THE 2003 EMPLOYEE STOCK OPTION PLAN – U.S. PARTICIPANTS, “FOR” THE 2003 EQUITY STOCK OPTION PLAN, AND “FOR” THE AMALGAMATION OF INTERNATIONAL ABSORBENTS INC. AND TOTAL ABSORB INC.

The Form of Proxy accompanying this Proxy Statement confers discretionary authority upon the named proxyholder with respect to amendments or variations to the matters identified in the accompanying Notice of Annual and Special Meeting and with respect to any other matters, which may properly come before the Meeting. As of the date of this Proxy Statement, the Board of Directors of the Company knows of no such amendment or variation or matters to come before the Meeting other than those referred to in the accompanying Notice of Annual and Special Meeting.

ANNUAL REPORT

The Annual Report for the Fiscal Year ended January 31, 2002 is being mailed to shareholders with this Proxy Statement. The Annual Report is not to be considered as proxy soliciting material. A copy of the Company’s Annual Report on Form 10-KSB (without exhibits) will be provided upon written request to the Secretary, c/o the Company’s address at 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8.

CONSOLIDATION

On December 20, 2000 the Company held an Extraordinary General Meeting. At that time, the shareholders approved a special resolution granting the Board of Directors the authority to enact a consolidation of the Company’s Common Shares. At a meeting of the Board of Directors held on March 23, 2001, the Board of Directors approved a Resolution to effect an amendment to the Company’s Memorandum to consolidate all issued and unissued Common Shares as follows: each four (4) shares of Common Shares were consolidated into one (1) new share of Common Shares. The Company set the record date as of April 9, 2001 to effect the exchange of shares. Upon the effectiveness of the consolidation the purchase or conversion price and number of Common Shares to be acquired pursuant to each of the Company’s then-outstanding option, warrant or convertible instrument was adjusted proportionately. All amounts relating to shares and share prices throughout this Proxy Statement reflect the effect of the consolidation.

PRINCIPAL SHAREHOLDERS AND
SHARE OWNERSHIP OF MANAGEMENT

The following table provides information, as of April 2 2002, with respect to Common Share ownership by (i) the persons known to management beneficially owning Common Shares carrying more than 5% of the voting rights attached to all Common Shares of the Company, (ii) each director, (iii) the Chief Executive Officer, (iv) each Executive Officer named in the Summary Compensation Table, and (v) all directors and Executive Officers as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options, warrants and securities convertible into Common Shares held by that person that are exercisable as of April 2, 2001 or exercisable within 60 days thereof are deemed outstanding. As of April 2, 2002, there were 5,662,144 Common Shares outstanding. Except as otherwise indicated in the footnotes below, all of the shares listed for a person named in the table are directly held with sole voting and dispositive power.

Unless otherwise noted, the address for each stockholder below is: c/o International Absorbents, Inc., 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8.

Title of Class	Name and Address of Beneficial Owner	Amount Owned		Percentage of Class

Common	Gordon L. Ellis	335,576	(1)(2)(3)(4)	5.60%

	North Vancouver, British Columbia, Canada

Common	Stephen H. Silbernagel	148,750	(5)	2.56%

	Vancouver, British Columbia, Canada

Common	John J. Sutherland	10,005	(6)	*

	West Vancouver, British Columbia, Canada

Common	Douglas E. Ellis	95,174	(7)(8)(9)	1.65%

	White Rock, British Columbia, Canada

Common	Shawn M. Dooley	115,802	(10)	2.00%

	Bellingham, Washington, United States

Common	David H. Thompson	26,501	(11)	*

	Bellingham, Washington, United States

Common	Directors and Executive Officers as a Group (6 Persons)	674,134		11.56%

(1)	Includes 54,125 Common Chares underlying incentive stock options granted to 495894 British Columbia Ltd., over which Mr. G. Ellis has voting and dispositive powers.

(2)	Includes 15,000 Common Shares held by Stelyconi Enterprises Ltd., over which Mr. G. Ellis has voting and dispositive powers.

(3)	Includes 90,576 Common Shares held by Gordann Consultants Ltd.. Mr. G. Ellis owns a 51% interest and Mr. Ellis’ spouse owns a 49% interest in Gordann Consultants Ltd. Mr. G. Ellis has voting and dispositive powers over these shares.

(4)	Includes 75,000 Common Shares held by ABE Industries (1980) Inc. Mr. G. Ellis has voting and dispositive powers over these shares.

(5)	Includes 15,000 Common Shares underlying incentive stock options granted to Mr. Silbernagel.

(6)	Includes 10,000 Common Shares underlying incentive stock options granted to Mr. Sutherland.

(7)	Includes 37,500 Common Shares underlying incentive stock options granted to Mr. D. Ellis.

(8)	Includes 12,500 Common Shares held by Sarah Ellis. Mr. D. Ellis has voting and dispositive powers over these shares.

(9)	Includes 12,500 Common Shares held by Colby Ellis. Mr. D. Ellis has voting and dispositive powers over these shares.

(10)	Includes 31,250 common shares underlying incentive stock options granted to Mr. Dooley.

(11)	Includes 21,750 common shares underlying incentive stock options granted to Mr. Thompson.

*	Less than 1%

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers and directors, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than 10% beneficial owners also are required by the rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended January 31, 2002, such officers, directors and greater than 10% beneficial owners filed all reports required of them on a timely basis.

DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors
(Item 1 of Form of Proxy)

The Articles of the Company provide for a Board of Directors consisting of not fewer than three (3) members. The number of Directors may be determined by resolution of the Board of Directors at any meeting; presently, the Board has set the number of Directors at five (5). In addition, the Articles of the Company provide for division of the Board of Directors into two (2) classes, whereby the term of office for each class of directors alternately expires upon the second succeeding general meeting. At the present time, Class I has three (3) directors with terms expiring in 2002 and Class II has two (2) directors with terms expiring in 2003.

Unless otherwise directed in the accompanying Form of Proxy, each person appointed in the Form of Proxy intends to nominate and vote the shares represented by such Form of Proxy “FOR” the election of the following nominees for the office of director of the Company, each to serve as a Class I director for a term of two years or until his successor is duly elected or appointed, unless his office is earlier vacated in accordance with the Articles of the Company or he becomes disqualified to act as a director. Each nominee is presently a director, and his term of office will expire at the Meeting unless he is re-elected, in which case his term will expire in 2004.

			Present Position	Served as
Class	Director	Age	with Company	Director Since

I	Gordon L. Ellis	55	Director, Chairman, President, CEO	1985

I	Douglas E. Ellis	51	Director, Secretary, President of Absorption Corp	1998

I	Shawn M. Dooley	42	Director, VP Sales & Marketing	1998

Although the Company does not anticipate that the above-named nominees will refuse or be unable to accept or serve as directors of the Company, the persons appointed in the enclosed accompanying Form of Proxy intend, if a nominee becomes unavailable, to vote the shares represented by the Form of Proxy “FOR” the election of such other person as may be nominated or designated by the Board of Directors, unless they are directed by the Form of Proxy to do otherwise.

The following information is provided in respect to Class II directors of the Company who will continue to serve as directors until their terms expire at the annual meeting in 2003:

			Present Position	Served as	Date Term as
Class	Nominee	Age	with Company	Director Since	Director to Expire

II	Stephen H. Silbernagel	55	Director	1988	2003

II	John J. Sutherland	52	Director	1988	2003

The following is a brief summary of the business experience of each director and nominee for director of the Company. Messrs. Gordon Ellis, Silbernagel, Sutherland and Douglas Ellis are citizens of Canada and Mr. Dooley is an American citizen.

         Gordon L. Ellis has been Chairman of the Company since July 1988, President and chief executive officer since November 1996 and a director of the Company since July 1985. Mr. Ellis is also a director of Absorption Corp., a U.S. corporation and wholly-owned subsidiary of the Company (“Absorption”) and is a director, President and CEO of Total Absorb Inc. (“TAI”), the Company’s cross border billing agent and wholly-owned subsidiary. Mr. Ellis is Chairman and a director of Polymer Solutions, Inc. (“PSI”), a publicly-held company listed on the TSX Venture Exchange, which operates a plant in Chico, California, using advanced polymer technology to develop and provide environmentally safe, non-toxic, industrial wood coating and adhesive products. Mr. Ellis is a director of eXcape.Net Inc. a private company engaged in the development and operation of a computer network to provide EDI. Mr. Ellis is a director of W4.net, Inc. (“W4”) a private company, which provides Internet access by way of the Super Computer at the University of San Diego. Mr. Ellis is the brother of Douglas Ellis, the President of Absorption.

         John J. Sutherland has been a director of the Company since August 1988. Mr. Sutherland has been a Certified General Accountant since 1976. Commencing April 1, 2002, he has been the Executive Director of the Arthritis Research Centre of Canada. From May 2001 to January 2002, Mr. Sutherland provided consulting services to the Company. He joined ASC Avcan Systems Corporation, a company primarily engaged in providing technology services to utility companies (“ASC”), in March 1997 and was its President and CEO until his resignation on January 15, 2001. On January 31, 2001, the controlling shareholder placed ASC in bankruptcy. From April 1996 to February 1997, Mr. Sutherland was Vice President-Finance of Arequipa Resources Ltd. and Zen International Resources Ltd. Mr. Sutherland is a director of PSI, a director of Pinewood Resources Ltd. a publicly-held company listed on the TSX Venture Exchange and a director of Battery Power Online U.S.A. Inc., a privately -held company currently seeking listing on the NASDAQ OTC:BB

         Stephen H. Silbernagel has been a director of the Company since June 1988. Mr. Silbernagel has been a partner in the Vancouver, British Columbia law firm of Silbernagel & Company since October 1, 1975. Mr. Silbernagel is a director of PSI.

         Douglas E. Ellis has been a director of the Company since July 1998. Mr. Ellis has been an employee with Absorption for 13 years and, since March 1999, has served as President. Prior to joining Absorption and helping to build its Bellingham facility, Mr. Ellis spent many years in the heavy construction industry as a project engineer for pulp & paper mills and related projects. Mr. Ellis is the brother of Gordon L. Ellis, a director of Absorption and the Company’s Chairman, President and CEO.

         Shawn M. Dooley has been a director of the Company since July 1998. Mr. Dooley has been associated with Absorption since 1991 and has served as its Vice-President of Sales and Marketing since 1998. Previous to joining Absorption, Mr. Dooley spent nine years at Purina Mills, Inc. Mr. Dooley holds Bachelor of Science degrees in Agricultural Education and Agricultural Resource Economics.

Board Matters and Committees

During the 2002 fiscal year, the Board of Directors held sixteen regular meetings. Each of the members of the Board of Directors of the Company participated in at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board, on which each director has served.

The Company’s Board of Directors has two committees. The audit committee (“Audit Committee”) is comprised of Messrs. G. Ellis, Silbernagel and Sutherland. The compensation committee (“Compensation Committee”) is comprised of Messrs. Silbernagel and Sutherland.

The Audit Committee held two meetings during the 2002 fiscal year. The Audit Committee operates pursuant to a written charter approved and adopted by the Board on December 20, 2000, a copy of which has previously been filed with the SEC. Mr. Silbernagel and Mr. Sutherland are designated as the Company’s two independent directors, as defined by the Section 121(A) of the AMEX’s listing standards for Small Business Issuers. In accordance with the charter, all of the members of the Audit Committee are financially literate and at least one member of the Audit Committee has accounting or related financial management expertise. The duties of the Committee include monitoring the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance; monitoring the independence and performance of the Company’s independent auditors and internal auditing department, and provide an avenue of communication among the independent auditors, management, the internal audit department, and the Board of Directors.

The Compensation Committee held five meetings during the 2002 fiscal year. Its primary duties concern the approval and review of management compensation and contracts, and the granting and amending of incentive and non-incentive stock options to employees of the Company and its subsidiaries pursuant to the Company’s two stock option plans, the 1993 Stock Option Plan — U.S. Participants (the “1993 U.S. Plan”) and the 1993 Equity Incentive Stock Option Plan (the “1993 Equity Plan”), which are due to expire on May 19, 2003 (collectively, the 1993 U.S. Plan and the 1993 Equity Plan are referred to as the 1993 Stock Option Plans”). The administration of these plans, which is the responsibility of the Board of Directors, has been delegated to the Compensation Committee, as permitted by the each of the plans. The Compensation Committee is therefore responsible for determining the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, and other such terms of the options. Shareholder approval is being sought for the new 2003 Stock Option Plan for US Residents and the 2003 Equity Stock Option Plan. Please see “Particulars of Other Matters To Be Acted Upon” (Item 4 and 5 of the Form of Proxy) for a description of the new plans.

Executive Officers of the Company

For the purpose of this Proxy Statement, “Executive Officer” of the Company means the Chairman and any Vice-Chairman of the Board of Directors, where that person performs the functions of such officer on a full-time basis, the President, and any Vice-President in charge of a principal business unit such as sales, finance or production, and any officer of the Company or of a subsidiary who performs a policy-making function in respect of the Company, whether or not such officer is also a director of the Company or the subsidiary. Executive Officers are appointed by, and serve at the pleasure of, the Board of Directors.

Information about Mr. Gordon Ellis, Mr. Douglas Ellis and Mr. Shawn Dooley, all of whom serve as both directors and Executive Officers, is provided in this Proxy Statement under the heading “Directors and Executive Officers – Election of Directors.” In addition, certain information about David H. Thompson, an Executive Officer of the Company, is set forth below:

         David H. Thompson has been an employee of Absorption since April 1993, and was appointed Chief Financial Officer in March 1998.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth information concerning the total direct or indirect compensation (including compensation paid pursuant to management service agreements) paid during the last three fiscal years to the Company’s CEO and its other Executive Officers whose annual compensation exceeded (US) $100,000. Information is given for each of the last three fiscal years for each Executive Officer who served at any time during such year as an Executive Officer of the Company or its subsidiaries.

U.S. Dollars

		Annual Compensation			Long Term Compensation

					Awards		Payouts

								All
Name and	Fiscal				Securities Under	Restricted Shares		Other
Position	Year			Other Annual	Options	or Restricted Share	LTIP	Compen-
of Principal	Ending	Salary ($)	Bonus	Compensation	Granted	Units	Pay-Outs	sation

Gordon L. Ellis	2002	84,700	22,000	Nil	75,000	Nil	N/A	Nil

Chairman, President and	2001	65,640	Nil	Nil	Nil	Nil	N/A	Nil

CEO	2000	57,149	Nil	Nil	54,125	Nil	N/A	Nil

Douglas E. Ellis	2002	124,000	30,000	Nil	75,000	Nil	N/A	Nil

President of Subsidiary	2001	105,000	15,200	Nil	Nil	Nil	N/A	Nil

	2000	88,092	15,200	Nil	37,500	Nil	N/A	Nil

Shawn M. Dooley	2002	68,000	15,000	94,700	60,000	Nil	N/A	17,825(1)

Vice President, Marketing	2001	57,000	15,000	68,857	Nil	Nil	N/A	Nil

	2000	51,855	15,000	60,134	31,250	Nil	N/A	Nil

David Thompson	2002	103,997	20,000	Nil	55,000	Nil	N/A	6,132(1)

CFO	2001	87,997	15,000	Nil	Nil	Nil	N/A	Nil

	2000	79,959	Nil	Nil	21,750	Nil	N/A	Nil

(1)	Represents cash consideration paid in connection with the Company’s program to buy back outstanding options, which expired October 1, 2001.

Option Grants

The Company has never granted stock appreciation rights and it is the Company’s current intention to not grant any in the future The following table sets forth information regarding all grants of options to the individuals named in the Summary Compensation Table during the fiscal year ended January 31, 2002, and the potential realizable value of such options using a 5% and 10% assumed annual rate of appreciation in the price of the Company’s Common Shares. The particular assumed annual rates of stock appreciation used in this table are specified under the rules and regulations of the SEC and are not necessarily indicative of future stock price performance or the Company’s projections thereof. Over a three-year option term, the corresponding increase in the Company’s market capitalization over the same period (measured from the end of the last fiscal year) would be (a) (US) $2,008,115 with an assumed 5% annual rate of stock appreciation, and (b) (US) $4,216,882 with an assumed 10% annual rate of stock appreciation.

US Dollars

		Securities	% of Total Options			Potential	Potential
		Under-lying Options	Granted to	Exercise or Base		realizable value	realizable value
		Granted	Employees in Fiscal	Price		assuming 5% rate of	assuming 10% rate
Name	Date of Grant	(#)	year	($/ Security)	Expiration Date	appreciation	of appreciation

Gordon L. Ellis	Jan. 2, 2002	75,000	18%	$1.80	Jan. 2, 2005	$21,279	$44,685

Douglas E. Ellis	Jan. 2, 2002	75,000	18%	$1.80	Jan. 2, 2005	$21,279	$44,685

Shawn M. Dooley	Jan. 2, 2002	60,000	14%	$1.80	Jan. 2, 2005	$17,024	$35,748

David H. Thompson	Jan. 2, 2002	55,000	13%	$1.80	Jan. 2, 2005	$15,605	$32,769

Aggregated Option Exercises and Fiscal Year-End Option Value Table

The following table sets forth information concerning the exercise of options during the fiscal year ended January 31, 2002, and the value at January 31, 2002 of unexercised “in-the-money” options held by each of the Executive Officers named in the Summary Compensation Table. Once vested, all options are exercisable, in whole or in part, at any time until date of expiration.

U.S. Dollars

			At January 31, 2002

	Number of shares
	acquired on	Aggregate		Value of Excercisable
	exercise	Value Realized	Number Exercisable	In-the-Money
Name	(#)	($)(1)	options	Options ($)(2)

Gordon L. Ellis	20,875	$20,875	54,125	$24,356

Douglas E. Ellis	25,000	$25,000	37,500	$16,875

Shawn M. Dooley	11,875	$11,875	31,250	$14,063

David H. Thompson	4,085	$4,085	21,750	$9,788

(1)	Based on the difference between the option exercise price and the closing market price of the Company’s shares at date of exercise.

(2)	In-the-money options are those where the market value of the underlying securities as at the most recent fiscal year end exceeds the option exercise price. The closing market price of the Company’s shares as at January 31, 2002 (i.e. fiscal year end) was (US) $2.25.

Compensation of Directors in Last Fiscal Year

The Company pays its directors who are not employees $200 on a per meeting basis. All directors are reimbursed for their out of pocket expenses in serving on the Board of Directors. The following table sets forth information regarding certain types of compensation paid or provided during the fiscal year ended January 31, 2002 to each director of the Company who is not an Executive Officer.

U.S. Dollars

		Cash Compensation		Security Grants

					Number of
	Annual				Securities
	Retainer	Meeting	Consulting	Number of	Underlying
Name	Fees ($)	Fees ($)	Fees/Other Fees ($)	Shares (#)	Options/SARs (#)

Stephen Silbernagel(1),(2)	Nil	$4,200	Nil	Nil	5,000

John Sutherland(1),(2)	Nil	$4,400	54,000(3)	Nil	5,000

(1)	Member of Compensation Committee

(2)	Member of Audit Committee

(3)	Represents amounts paid to JJS Jr. Enterprises as compensation for consulting services provided to the Company by Mr. Sutherland in fiscal year 2002.

Award of Stock Options

The shareholders are being asked to approve the grant of options to directors and Executive Officers to purchase shares of the Company pursuant to the 1993 Stock Option Plans. Please see “Stock Option Grants” below for a description of the amounts and exercise prices of these stock option grants.

Approval of 2003 Stock Option Plans

Shareholders are also being asked to approve the 2003 Stock Option Plan for U.S. Participants and the 2003 Equity Stock Option Plan, subject to the acceptability by the regulatory authorities. Please see “Stock Option Plans” below for a description of the material terms of these option plans.

Outstanding Options

Under the 1993 Stock Option Plans, stock options to purchase a total of 622,062 Common Shares at exercise prices ranging from (US) $1.36 to (US) $2.16, with expiry dates beginning October 1, 2002, were outstanding as of January 31, 2002. Pursuant to the vesting terms of the stock option agreements, stock options to purchase 208,261 Common Shares were eligible for exercise at January 31, 2002.

Equity Compensation Plan Information

The following table gives information about equity awards under all equity compensation plans of the Company as of January 31, 2002. The table does not include information about the proposed 2003 Stock Option Plan for U.S. Participants or the 2003 Equity Stock Option Plan:

	(a)	(b)	(c)

Number of securities
	Number of securities	Weighted-average	remaining available
	to be issued upon	exercise price of	for future issuance
	exercise	outstanding	under equity compensation
	of outstanding options,	options,	plans (excluding securities
Plan category	warrants and rights	warrants and rights	reflected in column (a))

Equity compensation plans approved by security holders (1)	622,062	$1.91	221,668

Equity compensation plans not approved by security holders	-0-	-0-	-0-

Total	622,062	$1.91	221,668

(1)	These plans consist of the 1993 U.S. Plan and the 1993 Equity Plan. The Company’s shareholders approved both plans on July 15, 1993.

Buy-Back of Options

Stock options issued under the 1993 Stock Option Plans in January 1999 were “in-the-money” and due to expire on October 1, 2001. The Board of Directors determined that the Common Shares issuable upon the full exercise of such options would dilute the equity interests and capital of the Company and consequently determined that such issuance would not be in the best interest of shareholders. Therefore, the Company offered to buy back 62% of the options for cash consideration and in-turn cancel the options. Options for 35,648 Common Shares were purchased and subsequently cancelled pursuant to this program for a total purchase price of $33,000.

Consolidation

At the December 20, 2000 Extraordinary General Meeting, an affirmative vote of the majority of shareholders approved amendments to the Company’s Memorandum for a one for four reverse stock split. As a result of the consolidation, all stock options were amended in April 2001 to effect the change in equity.

Consulting/Employment Agreements

The Company has entered into an agreement with JJS Jr. Enterprises, a company wholly-owned by Mr. Sutherland, a director of the Company. Mr. Sutherland provided consulting services to the Company and, from May 1, 2001 to January 31, 2002, acted as a business manager for W4. The Company paid $5,000 per month for these services.

Effective as of January 1, 2000, the Company entered into an oral management services agreement with Current Systems, a proprietorship owned by Mr. D. Ellis, the President of Absorption. Pursuant to this arrangement, Current Systems received (US) $124,000 for management services for the fiscal year ended January 31, 2002. The Company is currently negotiating a written contract to be effective February 1, 2002.

On October 1, 1998, the Company entered into an employment agreement with Mr. G. Ellis, currently serving as Chairman, President and CEO of the Company. Effective June 1, 2000, the Company pays 65% of the average base salary of the two highest paid executives per month to Gordann Consultants, a company controlled by Mr. Ellis. Mr Ellis is permitted to participate in the Company’s benefit plan and stock option plan. The management agreement is terminable immediately upon notice by either party.

The Company has entered into an oral agreement with Mr. Dooley, the Company’s Vice President of Sales and Marketing pursuant to which Mr. Dooley received a salary of (US) $68,000 plus commission on certain sales during the fiscal year ended January 31, 2002. The Company is currently negotiating a written contract to be effective February 1, 2002.

Pursuant to the terms of an oral employment agreement between Mr. Thompson and Absorption, Mr. Thompson is employed as Chief Financial Officer and received a salary of (US) $103,997 during the fiscal year ended January 31, 2002. Effective February 1, 2002, Absorption entered into a written contract with Mr. Thompson, for a term of two years, which will automatically be extended each year unless either party receives notice within 90 days. Under this agreement Mr. Thompson will receive an annual base salary of $105,000 and is permitted to participate in the Company’s benefit plan and stock option plan. In the event that Mr. Thompson’s employment is terminated, a maximum of up to twenty-four months of severance wages and benefits will be paid, determined upon the cause of termination. In the event of a change in control, Mr. Thompson shall have the option to terminate the contract within 180 days.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the last two fiscal years, no insider of the Company, proposed nominee for election as a director of the Company, nor any associate or affiliate of such insider or proposed nominee, has been materially interested in any transaction of the Company, nor is any such person interested in any proposed transaction which has materially affected or would materially affect the Company (or any of its subsidiaries) except for the matters referred to below. With regard to any matter involving an actual or potential conflict of interest with any member of the Company’s Board of Directors, it has been the policy of the Board to exclude the interested director from voting on such a matter.

Agreement with W4

On May 31, 2001, the Company entered into an agreement with W4 under which the Company had advanced $667,000 in partially secured funds designated for certain expenditures as of January 31, 2002. Mr. G. Ellis, the Company’s Chairman, President and CEO is a director of W4; however Mr. Ellis has abstained from voting on any Board actions related to W4. Additionally, as part of the agreement to provide funding to W4, another board member, Mr. Sutherland, was appointed as a business manager for W4 and received $45,000 in fees for his services. He also abstained from voting on any Board actions relating to W4.

Since February 1, 1995, the Company and its two subsidiaries have leased their executive office space and office equipment in Vancouver, British Columbia from ABE Industries (1980) Inc. (“ABE”), a company controlled by Mr. G. Ellis, for a total monthly fee of (US) $500 per month. Management believes this rental fee is less than rent charged by third parties for similar accommodations.

During the year ended January 31, 2002, ABE was paid (US) $65,000 for reimbursement of accounting, investor relations, secretarial services and related services, plus office rent. As of January 31, 2002, no material monies were owed to ABE for office services.

Silbernagel and Company, a firm 100% owned by Mr. Silbernagel, a director of the Company, received $3,992 for legal services provided during the fiscal year. Silbernagel and Company provides these services on an ongoing basis in its capacity as the Company’s registered office in British Columbia, Canada.

Employees whose stock options were due to expire on October 1, 2001 were given the choice to participate in a buy-back program whereby the Company offered to purchase 62% of the options for cash consideration. Mr. Dooley, a director and Mr. Thompson, an Executive Officer took part in the offer. Please see “Compensation of Directors and Executive Officers” for description of the buy-back program.

The Company has entered into management services agreements with Gordann Consultants Ltd. and Current Systems. Please see “Compensation of Directors and Executive Officers” for description of the remuneration paid or payable under these agreements.

Indebtedness of Directors and Senior Officers

The Company granted an aggregate of $215,000 in short-term loans to three directors during the fiscal year ended January 31, 2001. The purposes of loans were to enable the directors to exercise warrants. Messrs. G. Ellis and Silbernagel were granted loans on March 1, 2000 to exercise share purchase warrants attached to the units of a private placement conducted by the Company in March 1998. The largest amount outstanding during the fiscal year for Mr. G. Ellis, the Company’s Chairman, President and CEO, was $133,578 including interest. Mr. D. Ellis, currently President of Absorption, was granted a loan of $25,000 on January 25, 2001, to exercise warrants granted to him in January 1998. During the fiscal year ended January 31, 2002 all loan amounts due, plus interest at the rate of 12%, were paid in full.

No other directors and Executive Officers and proposed nominees for election as directors of the Company, and associates or affiliates of such directors, Executive Officers or proposed nominees are or have been indebted to the Company since the beginning of the last completed financial year of the Company.

THE AUDIT COMMITTEE REPORT

The Audit Committee, on behalf of the Board, oversees the Company’s financial reporting process. During the fiscal year, the Audit Committee recommended and the Board of Directors approved a change in the Company’s auditor. Therefore, on July 3, 2001 the Company engaged the certified public accounting firm of Moss, Adams, LLP as the independent auditors for the fiscal year ended January 31, 2002.

The Audit Committee has reviewed the audited financial statements and footnotes for the Company’s fiscal year ended January 31, 2002 with management and discussed those matters required to be discussed by the Statement of Outstanding Standards No. 61 (Communication with Audit Committee) with Moss Adams. The Audit Committee has also reviewed financial matters with Moss Adams. The Audit Committee understands and agrees with all determinations of the auditors. The Audit Committee also has received written disclosures and a letter from Moss Adams required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee) and discussed that firm’s independence with members of Moss Adams. Based on these reviews and its discussions with management and the independent public accountants, the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10K-SB for the fiscal year ended January 31, 2002. The Audit Committee also recommended to the Board of Directors the selection of Moss Adams, Public Accountants, to serve as the Company’s outside auditors for the year ending January 31, 2003.

         Submitted by the Audit Committee

John Sutherland Stephen Silbernagel Gordon Ellis

FINANCIAL STATEMENTS

         The Company’s 2002 Annual Report, which contains the consolidated Financial Statements for the Company’s fiscal year ended January 31, 2002 and Management’s Discussion and Analysis thereon, is being mailed with this Proxy Statement to shareholders entitled to notice of the Meeting.

AUDITORS

Appointment of Auditor
(Item 2 of Form of Proxy)

Change in Auditor

On July 3, 2001, the Company engaged the certified public accounting firm of Moss Adams, LLP as independent auditors for the Company’s fiscal year ending January 31, 2002. The certified accounting firm of PricewaterhouseCoopers, LLP, (“PWC”) of Vancouver, Canada, was dismissed on July 3, 2001 as the Company’s auditor. The change was recommended by the Audit Committee and approved by the Board of Directors. The Company’s audit committee recommended to the Board that a qualified regional firm was more appropriate considering all accounting functions are performed in the United States and the Company has changed its reporting of generally accepted accounting principals from Canadian GAAP to US GAAP effective the last quarter of fiscal 2001.

The reports of PWC on the Company’s financial statements for the fiscal years ended January 31, 2001 and 2000 do not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended January 31, 2001 and 2000 there were no disagreements between PWC and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to PWC’s satisfaction, would have caused PWC to make reference to the subject matter of the disagreement(s) in connection with their reports, nor have there been any reportable events as contemplated under Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company did not consult with Moss Adams regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written or oral advice was provided by Moss Adams on any such issue that was a factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

Audit Fees

The aggregate fees billed by Moss Adams for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ending January 31, 2002 and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB for the fiscal year ending January 31, 2002 were approximately $54,000.

Financial Information Systems Design and Implementation Fees

Moss Adams provided no professional services of this nature to the Company in the fiscal year ending January 31, 2002.

All Other Fees

The aggregate fees billed for services rendered to the Company by Moss Adams, other than fees for audit services, for the fiscal year ending January 31, 2002 were approximately $12,000.

Appointment of Auditors for Fiscal 2003

The Board of Directors of the Company recommends Moss Adams, Public Accountants, for appointment by the shareholders as the Company’s independent public auditors for the fiscal year ending January 31, 2003. Moss Adams was engaged on July 3, 2001 and will have a representative present at the Meeting to make a statement, if they desire to do so, and to respond to any questions from the shareholders.

STOCK OPTION GRANTS

Approval of Stock Option Grants
(Item 3 of Form of Proxy)

Shareholders are being asked to approve the grant of options to directors and Executive Officers to purchase Common Shares pursuant to the 1993 Stock Option Plans in amounts and at prices acceptable to the regulatory authorities and the exercise thereof. In order to satisfy certain requirements provided under the securities laws of British Columbia disinterested shareholder approval must be obtained prior to the exercise of stock option, if the holder of the stock option is considered an “insider” under applicable laws.

The following table sets forth the information concerning the grant of stock options to Messrs. G. Ellis, D. Ellis. S. Dooley and D. Thompson during the fiscal year ended January 31, 2002, who were considered insiders of the Company at the time of grant and, thus, such grants are subject to approval by the shareholders.

		Options granted	Exercise	Grant	Expiration
Name	Principal Position	(no. of shares)	price	Date	Date

Gordon L. Ellis	Chairman, CEO, President	75,000	$1.80	Jan. 2, 2002	Jan. 2, 2005

Douglas E. Ellis	President of Absorption	75,000	$1.80	Jan. 2, 2002	Jan. 2, 2005

Shawn M. Dooley	Vice President of Absorption	60,000	$1.80	Jan. 2, 2002	Jan. 2, 2005

David H. Thompson	CFO	55,000	$1.80	Jan. 2, 2002	Jan. 2, 2005

Shareholder approval of the granting of stock options to the directors is being solicited in order to satisfy certain legal and regulatory requirements. The approval of the granting requires the affirmative vote of a majority of the Common Shares of shareholders present or represented and entitled to vote at the Meeting.

Required Vote

“RESOLVED THAT:

1.	the granting of stock options to directors and officers of the Company, as set out in the 2002 Proxy Statement, are hereby ratified, adopted and approved;

2.	all such acts, deeds and things taken by management to effect the issuance of stock options described above and the signing of documentation required to effect the issuance are hereby ratified, adopted and approved; and

3.	no further resolution or approval by shareholders shall be required for the implementation of the issuance of stock options pursuant to this resolution.”

In January 2002 a resolution was voted upon and unanimously approved by the Board of Directors, as recommended by the Compensation Committee, to grant stock options and to obtain approval by the shareholders in granting their stock options in order to satisfy legal and regulatory requirements. It is the intention of the Board of Directors to issue the stock options as indicated above and therefore the Board of Directors recommends to the shareholders that they vote “FOR” the grant of stock options.

STOCK OPTION PLANS

Approval of the 2003 Stock Option Plan for US Participants
(Item 4 of Form of Proxy)

Shareholders are being asked to vote on a proposal to adopt the Company’s 2003 Stock Option Plan for U.S. Participants (the “2003 U.S. Plan”) and to authorize and reserve an aggregate of 600,000 Common Shares for issuance upon exercise of options granted under the 2003 U.S. Plan. The Board of Directors adopted the plan on      , 2002, which is subject to shareholder approval at the Meeting and to the satisfaction of applicable British Columbia and U.S. federal and state regulatory requirements.

It is the intention of the Board of Directors that this plan become effective upon the expiration of the 1993 U.S. Plan currently in effect. Therefore, subject to approval of the shareholders and satisfaction of all regulatory requirements, the Company intends for the effective date of this plan to be May 20, 2003.

Except for the changes proposed and approved by shareholders during the past nine years, this plan is similar to the original plan adopted in 1993. The Board of Directors maintains its belief that the 2003 U.S. Plan will assist the Company and its subsidiaries in attracting and retaining the best available persons for positions of responsibility and to provide certain key employees with an additional incentive to contribute to the success of the Company and in turn, increase shareholder value.

Please see Schedule “A” for a description and the essential features of the 2003 U.S. Plan, as proposed to be adopted.

Required Vote

Shareholder approval of the 2003 U.S. Plan is being solicited in order to satisfy certain requirements provided in the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and applicable securities laws. The approval of the 2003 U.S. Plan requires the affirmative vote of the holders of a majority of the Common Shares present or represented and entitled to vote at the Meeting. The form of resolution sought for shareholder approval of the 2003 U.S. Plan is as follows:

“RESOLVED THAT:

4.	the 2003 Stock Option Plan for U.S. Participants (the “2003 U.S. Plan”), as set out in the Company’s 2002 Proxy Statement and including schedule “A” attached thereto is hereby ratified, adopted and approved;

5.	the authorized number of Common Shares reserved for issuance under the 2003 U.S. Plan be 600,000 Common Shares is hereby ratified, adopted and approved;

6.	all such acts, deeds and things taken by management of the Company to effect the 2003 U.S. Plan described above and the signing of documentation required to effect the plan are hereby ratified, adopted and approved; and

7.	no further resolution or approval by the shareholders shall be required for the implementation of the 2003 U.S. Plan pursuant to this resolution.”

Due to the important role the 2003 U.S. Plan plays in the Company’s efforts to retain and recruit the services of individuals with outstanding ability for itself and its subsidiaries, the Board of Directors recommends to shareholders that they vote “FOR” the proposal to adopt the 2003 U.S. Plan.

Approval of the 2003 Equity Stock Option Plan
(Item 5 of Form of Proxy)

Shareholders are being asked to vote on a proposal to adopt the 2003 Equity Stock Option Plan (the “2003 Equity Plan”) and to authorize and reserve an aggregate of 500,000 Common Shares for issuance upon exercise of options granted under the 2003 Equity Plan option grants. The Board of Directors adopted the plan on      , 2002, which is subject to shareholder approval at the Meeting and to the satisfaction of applicable British Columbia and U.S. federal and state regulatory requirements.

It is the intention of the Board of Directors that this plan become effective upon the expiration of the 1993 Equity Plan currently in effect. Therefore, subject to approval of the shareholders and satisfaction of all regulatory requirements, the Company intends for the effective date of this plan to be May 20, 2003.

Except for previous changes proposed and approved by shareholders during the past nine years, this plan is similar to the original plan adopted in 1993. The Board of Directors maintains its belief that this 2003 Equity Plan will assist the Company and its subsidiaries in attracting and retaining the best available persons for positions of responsibility and to provide certain key employees with an additional incentive to contribute to the success of the Company and in turn, increase shareholder value.

Please see Schedule “B” for a description and the essential features of the 2003 Equity Plan, as proposed to be adopted.

Required Vote

Shareholder approval of the 2003 Equity Plan is being solicited in order to satisfy certain requirements provided in the Code, the Income Tax Act (Canada) and the Regulations, and applicable securities laws. The approval of the plan requires the affirmative vote of the holders of a majority of the Common Shares present or represented and entitled to vote at the Meeting. The form of resolution sought for shareholder approval of the 2003 Equity Plan is as follows:

“RESOLVED THAT:

8.	the 2003 Equity Stock Option Plan (the “2003 Equity Plan”) as set out in the Company’s 2002 proxy statement and including schedule “B” attached is hereby ratified, adopted and approved;

9.	the authorized number of Common Shares reserved for issuance under the 2003 Equity Plan be 500,000 Common Shares is hereby ratified, adopted and approved;

10.	all such acts, deeds and things taken by management of the Company to effect the 2003 Equity Plan described above and the signing of documentation required to effect the plan are hereby ratified, adopted and approved; and

11.	no further resolution or approval by the shareholders shall be required for the implementation of the 2003 Equity Plan pursuant to this resolution.”

Due to the important role the 2003 Equity Plan plays in the Company’s efforts to retain and recruit the services of individuals with outstanding ability for itself and its subsidiaries, the Board of Directors recommends to the shareholders that they vote “FOR” the proposal to adopt the 2003 Equity Plan.

SPECIAL BUSINESS

Approval for the Amalgamation of the Company and its subsidiary Total Absorb Inc.
(Item 6 of Form of Proxy)

The shareholders of the Company are being asked to consider and vote upon a special resolution to approve the amalgamation of the Company with its wholly owned subsidiary, Total Absorb Inc. (“TAI”), pursuant to an agreement dated May 7, 2002. TAI acts as the cross border sales agent in Canada for Absorption, another of the Company’s wholly-owned subsidiaries which manufactures “Carefresh” and other products from its facilities in Bellingham, Washington.

The boards of directors of both TAI and the Company have determined that it is in the best interest of each company to amalgamate and each board has unanimously passed a resolution approving the amalgamation, subject to approval by the shareholders and regulatory bodies. The amalgamation will occur as of 11:59 PM October 31, 2002 or on the date the Registrar of Companies of British Columbia in Canada issues the Certificate of Amalgamation, whichever is the later.

The amalgamated company will be called International Absorbents, Inc., which will own all the assets and assume all the liabilities of both TAI and the Company (the “Amalgamated Company”). Currently, Absorption is the only creditor of TAI.

The amalgamation will be an internal change to the overall Company’s organization and should not result in any changes to the consolidated financial statements. The Board of Directors of the Company believes the amalgamation will result in savings to the Company. The amalgamation will not affect the shareholdings of the shareholders of the Company.

Pursuant to the Company Act of British Columbia (the “Company Act”), TAI and the Company have entered into an Amalgamation Agreement, a copy of which is available and can be reviewed at the registered and records of the Company located at #700 — 595 Howe Street, Vancouver, British Columbia, V6C 2T5 and at the business office of the Company located at 1569 Dempsey Road, North Vancouver, British Columbia, V7K 1S8, the particulars of which are generally:

(a)	full names, addresses and occupations of the directors of the Amalgamated Company shall be the same as the directors of International Absorbents Inc., being:

Shawn Dooley, 805 Nevada Street, Bellingham, Washington, United States of America, 98226;
Douglas E. Ellis, 16606 — 20 Avenue, Surrey, British Columbia, V4B 5A8;
Gordon L. Ellis, 1569 Dempsey Road, North Vancouver, British Columbia, V7K 1S8;
Stephen Silbernagel, #201 — 2095 Beach Avenue, Vancouver, British Columbia, V6G 1Z3;
John L. Sutherland, 2170 Nelson Avenue, West Vancouver, British Columbia, V7V 2P7

(b)	the month and year in which the first Annual General Meeting of the Amalgamated Company will be held is June 2003;

(c)	the issued shares of TAI shall be redeemed and returned to the treasury, all un-issued shares of TAI shall be cancelled;

(d)	all issued and unissued shares of the Company shall remain the same as prior to the amalgamation and shall be the shareholders of the Amalgamated Company;

(e)	the sole shareholder of TAI, the Company, has approved the amalgamation and the boards of directors of both the Company and TAI have approved the Amalgamation Agreement;

(f)	the Amalgamated Company will be managed and operated in the same manner as the Company has been operating in the past, including the Company being responsible for all obligations, liabilities and debts of TAI and the Company, having all the assets and liabilities of the amalgamated companies.

The Amalgamated Company will make no payment for the shares that the Company owns in TAI and those shares will be returned to the treasury and cancelled.

The Amalgamation Agreement has attached to it the Memorandum and the Articles for the Amalgamated Company, which are the identical memorandum and articles of the Company, which are not being changed.

Upon approval of the Company’s shareholders by special resolution at the Meeting, an application pursuant to Section 249 of the Company Act will be made to the Supreme Court of British Columbia in Canada not less than six days or longer than two months after the date of adoption of the Special Resolution by the shareholders of both the Company and of TAI.

TAKE NOTICE that pursuant to the Company Act, shareholders of the Company may, from the date they receive this Proxy Statement to not more than seven days after the Meeting at which the Special Resolution approving the Amalgamation of the Company is passed, give the Company a notice of dissent by registered mail addressed to the Company at its Registered Office located at suite 700 — 595 Howe Street, Vancouver, British Columbia, V6C 2T5 with respect to the Special Resolution. As a result of giving a notice of dissent shareholders may, upon receiving a notice from the Company of its intention to act upon the special resolution to amalgamate the two companies under section 207 of the Company Act, require the Company to purchase all their shares in respect of which the notice of dissent was given.

Required vote

The Board of Directors approves this amalgamation and recommends to the shareholders that they vote “FOR” the following resolution:

“Be It Resolved that the Company amalgamate with Total Absorb Inc. and the amalgamated company be called International Absorbents, Inc. pursuant to and in accordance with the Amalgamation Agreement dated May 7, 2002 and the order of the Supreme Court of British Columbia approving the same.”

OTHER MATTERS

It is not known whether any other matters will come before the meeting other than as set forth above and in the Notice of Annual and Special Meeting, but if such should occur, the persons named in the accompanying Form of Proxy intend to vote on them in accordance with their best judgement, exercising discretionary authority with respect to amendments or variations of matters identified in the Notice of Annual and Special Meeting and other matters which may properly come before the meeting or any adjournment thereof.

FORWARD-LOOKING STATEMENTS

This Proxy Statement and the documents incorporated herein by reference contain certain forward-looking statements and information relating to the Company that are based on the beliefs of the Company management, as well as assumptions made by, and information currently available to management. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of the Exchange Act.

PROPOSALS OF SHAREHOLDERS

In accordance with the rules of the SEC, shareholders of the Company may present proposals to the Company for inclusion in the Company’s Proxy Statement prepared in connection with its next Annual General Meeting of Shareholders. Proposals to be included in the Proxy Statement prepared in connection with the next Annual General Meeting scheduled to be held in June of 2003 must be received by the Company no later than January 25, 2003, in order to be considered for inclusion.

BOARD APPROVAL

The contents of this Proxy Statement have been approved and its mailing has been authorized by a resolution of the Board of Directors of the Company on May 3, 2002.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gordon Ellis Gordon L. Ellis, Chairman

SCHEDULE “A”

Description of the 2003 Stock Option Plan for U.S. Participants

The essential features of the 2003 Stock Option Plan for U.S. Participants (the “2003 U.S. Plan”) are outlined below. The following is intended to be a summary only and is qualified in its entirety by the full text of the 2003 U.S. Plan, a copy of which shall be filed with the SEC. Copies of the 2003 U.S. Plan are available upon written request to the Secretary of the Company.

         General

The 2003 U.S. Plan administrator has the authority to grant either incentive stock options within the meaning of Section 422 of the Code or non-statutory (non-incentive) stock options. See “Certain U.S. Federal Income Tax Information” below for information concerning the tax treatment of incentive stock options and non statutory options. The 2003 U.S. Plan does not authorize the administrator to grant any stock appreciation rights (SARs) in connection with any option grants or independently of options.

         Purpose

The purpose of the 2003 U.S. Plan is to advance the interests of the Company and its shareholders and to promote the success of the Company’s business by attracting and retaining the best available persons for positions of responsibility and provide certain key employees of the Company and its subsidiaries with an additional incentive to contribute to the success of the Company.

         Shares Available Under the 2003 U.S. Plan

Pursuant to options granted under the 2003 U.S. Plan the shares which may be sold shall not exceed an aggregate of 600,000 Common Shares of the Company’s authorized, unissued Common Shares and may be unissued shares reacquired by the Company upon the termination, cancellation or expiration of options granted under the 2003 U.S. Plan.

         Administration

The 2003 U.S. Plan is administered by the Board of Directors, which has the final power to construe and interpret the 2003 U.S. Plan, and to determine all questions that may arise in the administration of the 2003 U.S. Plan, including particulars of the terms of the options. As permitted under the 2003 U.S. Plan, the Board of Directors has delegated the administration of the 2003 U.S. Plan to the Compensation Committee consisting of Messrs. Silbernagel and Sutherland, two non-employee Directors of the Company.

         Duration, Amendment and Termination

The Board of Directors may suspend or terminate the 2003 U.S. Plan at any time. If approved by the shareholders, the 2003 U.S. Plan will be effective as of May 20, 2003. Unless sooner terminated, the 2003 U.S. Plan will terminate on May 20, 2013. The Board of Directors may amend the 2003 U.S. Plan at any time or from time to time. In certain circumstances, amendments must be approved by the vote of a majority of the outstanding shares within 12 months before or after its adoption by the Board of Directors.

         Eligibility

Options may only be granted or awarded to 2003 U.S. Plan participants who are residents of the United States and who are qualifying employees, executive officers, directors or independent consultants of the Company or any of the wholly-owned subsidiaries. No Canadian residents are eligible. Currently, approximately thirty five persons are eligible to participate in the 2003 U.S. Plan.

         Limitations on Incentive Options

Under the 2003 U.S. Plan, no incentive stock option may be granted to an eligible employee who, at the time of the grant, owns stock constituting more than 10% of the total combined voting power of the Company, unless the price of the stock subject to the option is at least 110% of the fair market value of such stock at the date the option is granted and term of the option does not exceed five years from the date the option is granted.

Incentive stock options granted under the 2003 U.S. Plan may be exercised in any order the optionee deems appropriate, subject to certain dollar limitations on options available for exercise in a given year.

         Terms of Options

The principal terms of the options permitted by the 2003 U.S. Plan are as follows. Subject to the terms and conditions of the 2003 U.S. Plan, individual option grants (which will be evidenced by separate stock option agreements to be entered into by the Company and the respective optionee) in any given case may vary as to any or all of the option terms highlighted below.

Option Term. Options granted may have a maximum term of 10 years.

In the event of certain reorganized or take-over transactions involving the Company, options outstanding under the 2003 U.S. Plan will be deemed cancelled unless another corporation assumes the options or substitutes similar options. If options are to be cancelled, the optionees shall be entitled to exercise their options during a 30 day period preceding the effective date of the particular transaction.

1

SCHEDULE “A”

Option Exercise Price and Payment Terms. The exercise price for incentive stock options granted under the 2003 U.S. Plan may not be less than the fair market value of the Common Shares on the date of grant and, in some cases (see “Limitations on Incentive Options” above), may not be less than 110% of fair market value on the date of grant. The exercise price for non-incentive options may not be less than 85% of the fair market value or the acceptable discount amount allowed under the defining securities laws. of the Common Shares on the grant date.

The exercise price of options granted under the 2003 U.S. Plan must be paid in cash, property, qualifying services or under a qualifying deferred payment arrangement. In addition, subject to applicable law, the Company may make loans to individual optionees on such terms as may be approved by the Board of Directors for the purpose of financing the exercise of options granted under the 2003 U.S. Plan and the payment of any taxes that may be due in respect of such exercise.

Option Exercise and Transferability. The 2003 U.S. Plan provides for a minimum seven-month holding period before options may be exercised by any 2003 U.S. Plan participant who is subject to Section 16 of the Exchange Act. Individual option agreements generally may provide for the vesting of options in six-month installments beginning with the first six-month period following the date of grant. Upon vesting, each installment remains exercisable until the termination or expiration of the option. Under the 2003 U.S. Plan, an option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act. During the lifetime of an optionee, an option may be exercised only by the optionee.

Effect of Employment Termination. Upon an optionee’s termination of employment with the Company or its subsidiaries, the 2003 U.S. Plan provides for an expiration of any outstanding options. As defined in the 2003 U.S. Plan the outstanding options will expire immediately or within a period of 12 months or less, dependent upon the cause of termination.

Adjustment Provisions. If there is any change in the shares subject to the 2003 U.S. Plan (through recapitalization, stock dividend or otherwise), within certain limitations, appropriate adjustment may be made by the Board of Directors.

         Compliance with Statutory Provisions

Options granted under the 2003 U.S. Plan to persons subject to Section 16 of the Exchange Act are intended to comply with Rule 16b-3 of the Exchange Act and are to contain such additional conditions or restrictions as may be required thereunder as of the time of grant to qualify for the exemptions from Section 16 of the aforementioned Act.

Certain U.S. Federal Income Tax Information

The following, which is based on the Code and the regulations, rulings, and decisions currently in effect, all of which are subject to change, does not address all aspects of federal income taxation that may be relevant to a particular option holder in light of his or her personal investment circumstances and does not discuss any aspects of state or local tax laws. Furthermore, the following does not consider the potential effects, both adverse and beneficial, of any recently proposed legislation which, if enacted, could be applied, possibly on a retroactive basis, at any time.

         U.S. Tax Treatment of the Optionee

Incentive stock options under the 2003 U.S. Plan are afforded favourable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee’s sale of the shares (assuming that the sale occurs no sooner than two years after grant of the option and one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. Under the current law, the tax on net capital gain (net long-term capital gain minus net short-term capital loss) is capped at 28%. If the optionee disposes of the shares prior to the expiration of the above holding periods, the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

All other options granted under the 2003 U.S. Plan are non-statutory options and will not qualify for any special tax benefits to the optionee. Accordingly, an optionee will not recognize any taxable income at the time he or she is granted a non-statutory option. However, upon exercise of the option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of the shares over the exercise price. Upon an optionee’s resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

         U.S. Tax Treatment of the Company

There should be no U.S. tax consequences to the Company, a resident of Canada, in respect of the 2003 U.S. Plan. Moreover, the Company’s U.S. subsidiary generally will not be entitled to a deduction upon the grant or exercise of an incentive stock option, or the sale of the optioned stock by an optionee. However, if an optionee fails to satisfy the holding period, noted above, such that an optionee has made a disqualifying disposition, the Company’s U.S. subsidiary will be entitled to a deduction in the year of the disqualifying disposition. The deduction will be equal to the amount recognized by an optionee as ordinary income and the same amount will be considered a capital contribution by the Company to its U.S. subsidiary.

2

SCHEDULE “A”

The Company’s U.S. subsidiary generally will be entitled to a deduction upon the exercise of a non-statutory stock option by an optionee. The deduction ordinarily will be available in the year that an optionee exercises the option and the amount of the deduction will be equal to the amount recognized by an optionee as a result of exercising the non-statutory stock option.

Certain Canadian Federal Income Tax Information

The following is a summary, as of the date of this Proxy Statement, of the principal Canadian tax considerations generally applicable to the granting of employee stock options to non-residents of Canada and is not a complete analysis or listing of all possible tax consequences. Nor does this summary deal with all aspects of Canadian taxation that may be relevant to particular investors. This summary is general information only and is not intended to be, nor should it be construed to be, legal or tax advice to any particular person. Particular optionees should seek independent advice from their own tax advisors as to the income tax consequences to them having regard to their particular circumstances.

The following summary is based upon the current provisions of the Income Tax Act (Canada) (the “ITA”) and the Regulations to it as of the date of this Proxy Statement. This summary does not take into account or anticipate changes in the law or the administrative or assessing practices of Revenue Canada, Taxation, whether it be legislative, governmental or judicial action and does not take into account or anticipate provincial, territorial or foreign tax considerations.

         Canadian Tax Treatment of the Optionees

This summary relates to the principal Canadian Federal Income Tax Considerations under the ITA generally applicable to an optionee who, for purposes of the ITA, is not, has never been, and will not be or be deemed to be resident in Canada. This summary is applicable to an optionee who deals at arm’s length with the Company, who does not use or hold, and is not deemed under the ITA to use or hold, the options or any shares of the Company in, or in the course of, carrying on a business in Canada and who is an employee of the Company at the time of the granting of the option but who is not employed in Canada and does not provide any services in Canada. There should generally be no materially adverse Canadian tax consequences to a non-resident optionee in respect of options granted by the U.S. subsidiary, Absorption, a non-resident of Canada.

An optionee who is not resident in Canada for purposes of the ITA will generally not be subject to tax under the ITA in respect of the granting of the option. No gain or loss will be realized by an optionee for Canadian federal income tax purposes on the exercise of an option. When an option is exercised, the optionee’s cost of the shares acquired thereby will be the exercise price paid for the shares. In computing the adjusted cost base of shares acquired on the exercise of an option or otherwise, a holder who holds shares as capital property at the time of acquisition will be required to average the cost of the shares acquired with the adjusted cost base of any other shares of the Company held, in accordance with the detailed provisions of the ITA in that regard.

Any optionee who is not resident in Canada for purposes of the ITA will also generally not be subject to tax under the ITA in respect of any capital gain or capital loss realized on the disposition of the option itself or on the disposition of shares acquired pursuant to the option, unless such shares are “taxable Canadian property” for purposes of the ITA and the holder is not entitled to relief under an applicable tax treaty between Canada and the holder’s jurisdiction of residence at the relevant time. Shares of the Company will be “taxable Canadian property” of the holder if, at any time during the five year period immediately preceding the disposition of the share, not less than 25% of the issued shares of any class or series of the Company were owned by the holder, by persons with whom the holder does not deal at arm’s length, or a combination thereof. In addition, the Canada/United States Income Tax Convention (the “Treaty”) will generally exempt a holder who is resident of the United States for the purposes of the Treaty from Canadian income tax in respect of a disposition of shares provided the value of the shares of the Company is not derived principally from real property (including resource property) situated in Canada and provided such holder does not have and has not had within the twelve month period preceding the disposition a permanent establishment or fixed base available to such holder in Canada.

         Canadian Tax Treatment of the Company

The ITA provides that generally, when shares have been issued to an employee and such issuance is governed by the stock option benefit rules in the ITA, the employer is not entitled to deduct any expenses related to granting of the option. Accordingly, the Company will not be allowed any deductions in respect of the granting of the stock option. However, beyond the dilution of share capital, the Company will not bear any significant costs in respect of the granting of the options, nor will there be any materially adverse Canadian tax consequences to the Company with respect thereto. Further, there should be generally no materially adverse Canadian tax consequences to the U.S. subsidiary, Absorption, a non-resident of Canada, in respect of options granted by it.

3

SCHEDULE “B”

Description of the 2003 Equity Stock Option Plan

The essential features of the 2003 Equity Stock Option Plan (the “2003 Equity Plan”) are outlined below. The following is intended to be a summary only and is qualified in its entirety by the full text of the 2003 Equity Plan, a copy of which shall be filed with the SEC]. Copies of the 2003 Equity Plan are available upon written request to the Secretary of the Company.

         Purpose

The purpose of the 2003 Equity Plan is to advance the interests of the Company and its shareholders and to promote the success of the Company’s business by attracting and retaining the best available persons for positions of responsibility and provide certain key employees of the Company and its subsidiaries with an additional incentive to contribute to the success of the Company.

         Shares Available Under the 2003 Equity Plan

Pursuant to options granted under the 2003 U.S. Plan the shares which may be sold shall not exceed an aggregate of 500,000 Common Shares of the Company’s authorized, unissued Common Shares and may be unissued shares reacquired by the Company upon the termination, cancellation or expiration of options granted under the 2003 U.S. Plan.

         Administration

The 2003 Equity Plan is administered by the Board of Directors, which has the final power to construe and interpret the plan, and to determine all questions that may arise in the administration of the 2003 Equity Plan, including particulars of the terms of the options. As permitted under the 2003 Equity Plan, the Board of Directors has delegated the administration of the plan to the Compensation Committee consisting of Messrs. Silbernagel and Sutherland, the two non-employee directors of the Company.

         Duration, Amendment and Termination

The Board of Directors may suspend or terminate the 2003 Equity Plan at any time. If approved by the shareholders, the 2003 Equity Plan will be effective as of May 20, 2003. Unless sooner terminated, the 2003 Equity Plan will terminate on May 20, 2013. The Board of Directors may amend the 2003 Equity Plan at any time or from time to time. In certain circumstances, amendments must be approved by the vote of a majority of the outstanding shares within 12 months before or after its adoption by the Board of Directors.

         Eligibility

Options may be granted to qualifying employees, officers, directors and independent consultants and advisers of the Company or any subsidiary or affiliate of the Company, who are residents of Canada or another country other than the United States of America. Options may also be granted to employees of certain persons that provide management services to the Company. A certain number of options shall be automatically granted to current and future directors of the Company who are resident of Canada or the United States, but who are not also employees of the Company (i.e. Outside Directors) in accordance with the 2003 Equity Plan.

A participant may be granted more than one award under the 2003 Equity Plan. Currently, approximately eight persons are eligible to participate in the 2003 Equity Plan.

         Terms of Options

The principal terms of the options permitted by the 2003 Equity Plan are as follows. Subject to the terms and conditions of the 2003 Equity Plan, individual option grants (which will be evidenced by separate stock option agreements to be entered into by the Company and the respective optionee) in any given case may vary as to any or all of the option terms highlighted below.

Option Term. Options granted may have a maximum term of 10 years.

In the event of certain reorganization or take-over transactions involving the Company, options outstanding under the Equity Plan will be deemed cancelled unless another corporation assumes the options or substitutes similar options. If options are to be cancelled, the optionees shall be entitled to exercise their options during a 30 day period preceding the effective date of the particular transaction.

Option Exercise Price and Payment Terms. The exercise price for stock options granted under the 2003 Equity Plan are to be determined by the compensation committee, provided the exercise price is at least equal to the fair market value of the Common Shares on the date of grant for each incentive stock option or an amount equal to no less than 85% for each non qualified stock option, or the acceptable discount amount allowed under the defining securities laws. The exercise price of options granted under the 2003 Equity Plan must be paid in cash, property, qualifying services or under a qualifying deferred payment arrangement. In addition, subject to applicable law, the Company may make loans to individual optionees on such terms as may be approved by the Board of Directors for the purpose of financing the exercise of options granted under the 2003 Equity Plan and the payment of any taxes that may be due in respect of such exercise.

1

SCHEDULE “B”

Option Exercise and Transferability. The 2003 Equity Plan provides for a minimum seven-month holding period before any participant, who is subject to Section 16 of the Exchange Act, may exercise their options. Options granted to participants who are not subject to section 16 of the Exchange Act shall not be exercisable prior to six months after the grant date of the options.

Effect of Employment Termination. Upon an optionee’s termination of employment with the Company or its subsidiaries, the 2003 Equity Plan provides for an expiration of any outstanding options. As defined in the 2003 Equity Plan the outstanding options will expire immediately or within a period of 12 months or less, dependent upon the cause of termination.

Adjustment Provisions. If there is any change in the shares subject to the 2003 Equity Plan (through recapitalization, stock dividend or otherwise), within certain limitations, appropriate adjustment may be made by the Board of Directors.

         Compliance with Statutory Provisions

The 2003 Equity Plan is intended to comply with the laws of the Province of British Columbia and, for the benefit of persons who, from time to time, may become subject to the provisions of Section 16 of the Exchange Act, to comply with Rule 16b-3 of the Exchange Act.

Certain Canadian Federal Income Tax Information

The following is a summary, as of the date of this Proxy Statement, of the principal Canadian tax considerations generally applicable to the granting of employee stock options to residents of Canada who are employees of the Company and who deal at arm’s length with the Company and is not a complete analysis or listing of all possible tax consequences. Nor does this summary deal with all aspects of Canadian taxation that may be relevant to particular investors. This summary is general information only and is not intended to be, nor should it be construed to be, legal or tax advice to any particular person. Particular optionees should seek independent advice from their own tax advisors as to the income tax consequences to them having regard to their particular circumstances.

The following summary is based upon the current provisions of the ITA and the Regulations to it as of the date of this Proxy Statement. This summary does not take into account or anticipate changes in the law or the administrative or assessing practices of Revenue Canada, Taxation, whether it be legislative, governmental or judicial action and does not take into account or anticipate provincial, territorial or foreign tax considerations.

         Canadian Tax Treatment of the Optionees

The issuance of a stock option to an employee of the Company will not result in any tax consequences to the optionee until the option is either exercised or disposed of, provided that no remuneration is foregone for the option.

When the option is exercised, a taxable benefit will result, treated as employment income, equal to the amount by which the fair market value of the Company shares at the time of exercise exceeds the exercise price. A deferral of a portion of the taxable benefit may be possible to when the shares are actually disposed of. The maximum benefit that may be deferred is subject to an annual vesting limit of $100,000. The $100,000 limit is based on the fair market value of the underlying shares at the time the options were granted.

The amount in excess of the $100,000 limit is included as a taxable benefit in employment income when the options are exercised. The amount deferred is included as a taxable benefit in employment income at the time the shares are sold.. A taxable benefit will also arise if a party not dealing at arm’s length with the original optionee exercises the option or disposes of it to a non-arm’s length party

A deduction may be available to the optionee equal to one-third of the income inclusion related to the exercise of the option. Where the deduction is available to the optionee, the net taxable effect to the optionee will be an income inclusion equal to two-thirds of the excess of the fair market value of the Company’s shares at the time they are acquired over the exercise price of the option. Generally, to qualify for the one-third deduction, the following conditions must be met:

1.	the exercise price must be at least equal to the fair market value of the option shares at the time the option is granted, less any amount paid by the optionee to acquire the shares; and

2.	at the time the option was granted, the optionee deals at arm’s length with the Company.

When the shares are eventually sold, a capital gain or capital loss may also result. The capital gain or capital loss is calculated by the proceeds of disposition less the fair market value of the shares at the exercise date. The capital gain or capital loss inclusion rate is two-thirds for gains or losses realized after February 27, 2000.

2

SCHEDULE “B”

         Canadian Tax Treatment of the Company

The ITA provides that generally, when shares have been issued to an employee and such issuance is governed by the stock option benefit rules in the ITA, the employer is not entitled to deduct any expenses related to granting of the option. Accordingly, the Company will not be allowed any deductions for Canadian tax purposes in respect of the granting of the stock option. However, beyond the dilution of share capital, the Company will not bear any significant costs in respect of the granting of the options, nor will there be any materially adverse Canadian tax consequences to the Company with respect thereto.

Certain U.S. Federal Income Tax Information

The following, which is based on the Code and the regulations, rulings, and decisions currently in effect, all of which are subject to change, does not address all aspects of federal income taxation that may be relevant to a particular option holder in light of his or her personal investment circumstances and does not discuss any aspects of state or local tax laws. Furthermore, the following does not consider the potential effects, both adverse and beneficial, of any recently proposed legislation which, if enacted, could be applied, possibly on a retroactive basis, at any time.

         U.S. Tax Treatment of the Optionee

An optionee who is not resident in the U.S. (and not employed in the U.S. or engaged in a U.S. trade or business) for the purposes of the Code will generally not be subject to tax under the Code in respect of the granting or the exercise of the option. An optionee who is not resident in the U.S. for the purposes of the Code will also generally not be subject to tax under the Code in respect of any capital gain or capital loss realized on the disposition of shares acquired pursuant to the option, unless such shares constitute a United States Real Property Interest.

         U.S. Tax Treatment of the Company

There should be no U.S. tax implications to the Company, a resident of Canada, in respect of the 2003 Equity Plan.

3

SUPPLEMENTAL MAILING LIST RETURN CARD

NOTICE TO SHAREHOLDERS OF INTERNATIONAL ABSORBENTS INC.

In accordance with the Canadian Securities Administrators National Policy Statement No. 41/Shareholder Communication (the “Policy”) and pursuant to the British Columbia Securities Act and Rules:

(a) A registered shareholder may elect to have his or her name added to an issuer’s supplemental mailing list in order to receive quarterly reports for the issuer’s first, second, and third fiscal quarters. The Registered shareholder will automatically receive a quarterly report for an issuer’s fourth fiscal quarter.

(b) A non-registered shareholder may elect annually to have his or her name added to an issuer’s supplemental mailing list in order to receive quarterly reports for the issuer’s first, second, and third quarter. Non-registered shareholders entitled to receive an issuer’s audited financial statements, pursuant to the Policy, will receive a quarterly report for an issuer’s fourth fiscal quarter.

In anticipation of the ability to use electronic methods for communication between issuers and their shareholders, we are requesting that you provide us with your email address.

If you are a registered or non-registered shareholder, and wish to be placed on a supplemental mailing list for the receipt of these quarterly financial statements, you must complete and return the Supplemental Return Card below.

The supplemental mailing list will be updated each year and, therefore, a Return Card will be required annually in order to receive quarterly financial statements. All other shareholder mailings will continue to be mailed to registered shareholders in the normal manner without the completion of a Return Card.

INTERNATIONAL ABSORBENTS INC.

The undersigned certifies that he is the owner of securities (other than debt instruments) of the Company, and requests that he be placed on the Company’s Supplemental Mailing List in respect of its quarterly financial statements.

Name (Please print)

Address	Email: Mail: Preferred Method of Communication

City/Province (or State)/Postal Code	Email Address

Signature	Dated

Please complete and return this card to:

International Absorbents Inc. 1569 Dempsey Road North Vancouver, British Columbia V7K 1S8 Tel: (604) 681-6181 Fax: (604) 904-4105

Form of Proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTERNATIONAL ABSORBENTS INC. (THE “COMPANY”) FOR THE ANNUAL GENERAL MEETING (THE “MEETING”) OF SHAREHOLDERS TO BE HELD AT THE XCHANGE CONFERENCE CENTRE, 2ND FLOOR, 888 DUNSMUIR STREET, VANCOUVER, BRITISH COLUMBIA, CANADA ON THURSDAY JUNE 27, 2002 AT 10:00 AM (Pacific Time).

The undersigned member (“Registered Shareholder”) of the Company hereby appoints, Gordon Lloyd Ellis, an Executive Officer of the Company or failing this person, Douglas E. Ellis, Secretary of the Company, or in the place of the foregoing,                                 (print the name), as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company recorded in the name of the Registered Shareholder as specified herein. Unless direction is given, this proxy will be voted “FOR” the election of the nominees listed in this proxy and “FOR” the other proposals listed in this proxy and described in accompanying Notice of Annual and Special Meeting and Proxy Statement.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

REGISTERED HOLDER SIGN HERE: __________________________________________________

DATE SIGNED:

Resolutions (For full details of each item, please see the enclosed Notice of Annual and Special Meeting and Proxy Statement).

The Board of Directors recommends a vote “FOR” each of the following:

		For	Against	Withhold

1.	To elect the following persons as Class I Directors of the Company for a term of two years:

	Gordon L. Ellis		n/a

	Douglas E. Ellis		n/a

	Shawn M. Dooley		n/a

2.	To appoint Moss Adams, Public Accountants, as the Company’s independent auditors for the fiscal year ending January 31, 2003.		n/a

3.	To approve the granting of stock option to directors and officers of the Company.			n/a

4.	To approve the 2003 Stock Option Plan for U.S. Participants.			n/a

5.	To approve the 2003 Equity Stock Option Plan.			n/a

6.	To approve the Company amalgamate with Total Absorb Inc. and the amalgamated company be called International Absorbents Inc.			n/a

7.	To grant the proxyholder authority to vote at his/her discretion on any other business which may come before the meeting.		n/a

THIS PROXY MUST BE SIGNED AND DATED.

SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.	This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.	If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;

OR

(b) appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.	The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7.	If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of "PACIFIC CORPORATE TRUST COMPANY” no later than forty eight (“48”) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.

The mailing address of Pacific Corporate Trust Company is 625 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 3B8, and its fax number is (604) 689-8144.

ONLY REGISTERED HOLDERS ARE ABLE TO COMPLETE TELEPHONE VOTING AT 1-888-Tel-Vote (1-888-835-8683) OR

INTERNET VOTING AT http://www.stocktronics.com/webvote